Income Taxes	6 Months Ended
Jun. 30, 2012
Income Taxes [Abstract]
INCOME TAXES
NOTE 7	INCOME TAXES

No provision was made for federal income tax since the Company has significant net operating losses. From inception to June 30, 2012, the Company had an operating loss of $27,409. The net operating loss carry-forwards may be used to reduce taxable income through the year 2032. The principal difference between the net operating loss for book purposes and income tax purposes results from contributed services by affiliates. The availability of the Company’s net operating loss carry-forwards are subject to limitation if there is a 50% or more positive change in the ownership of the Company’s stock.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax liabilities and assets as of June 30, 2012, are as follows:

Deferred tax assets:
Federal net operating loss	$4,100
State net operating loss	1,600
5,700
Total deferred tax assets
Less valuation allowance	(5,700)

$--

The Company has provided a 100% valuation allowance on the deferred tax assets at June 30, 2012, to reduce such asset to zero, since there is no assurance that the Company will generate future taxable income to utilize such asset. Management will review this valuation allowance requirement periodically and make adjustments as warranted.

The reconciliation of the effective income tax rate to the federal statutory rate for the periods ended June 30, 2012, is as follows:

Federal income tax rate	(15.0)%
State tax, net of federal benefit	(5.0)
Increase in valuation allowance	20.0
Effective income tax rate	-%